FIFTH AMENDMENT TO
              AMENDED AND RESTATED LOAN AGREEMENT


     THIS FIFTH AMENDMENT TO AMENDED AND RESTATED LOAN AGREEMENT (this "Fifth Amendment") is made as of May 1, 1998 by and among BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION, a national banking association, d/b/a Seafirst Bank, KEYBANK NATIONAL ASSOCIATION, a national banking association, U.S. BANK NATIONAL ASSOCIATION, a national banking association, and LASALLE NATIONAL BANK, a national banking association (each individually a "Lender" and collectively the "Lenders"), BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION, a national banking association, d/b/a Seafirst Bank, as agent for Lenders (the "Agent"), and SHURGARD STORAGE CENTERS, INC., a Washington corporation ("Borrower").

                            RECITALS

     A. Lenders, Agent and Borrower are parties to that certain Amended and Restated Loan Agreement dated as of September 9, 1996, as amended by that certain First Amendment to Amended and Restated Loan Agreement dated as of November 14, 1996, that certain Second Amendment to Amended and Restated Loan Agreement dated as of March 12, 1997, that certain Third Amendment to Amended and Restated Loan Agreement dated as of July 28, 1997, and that certain Fourth Amendment to Amended and Restated Loan Agreement dated as of January 30, 1998 (collectively, the "Loan Agreement").

     B. Borrower has requested, and Lenders and Agent have agreed, to amend the Loan Agreement upon certain terms and conditions contained in this Fifth Amendment.

     NOW, THEREFORE, Lenders, Agent and Borrower agree as follows:

                           AGREEMENT

     1. Capitalized Terms. Capitalized terms not otherwise defined in this Fifth Amendment shall have the meanings set forth in the Loan Agreement.

     2.   Amendments to Definitions in Loan Agreement.

          a. The definition of "Applicable LIBOR Spread" found in Section 1.1 of the Loan Agreement shall be amended to read as follows:

          "Applicable LIBOR Spread" means (a) for any LIBOR Rate whose Reset Date occurs on a date when Borrower's Rating is less than BBB-/Baa3, 1.625%; (b) for any LIBOR Rate whose Reset Date occurs on a date when Borrower's Rating is BBB-/Baa3 or higher but less than BBB/Baa2, .825%; (c) for any LIBOR Rate whose Reset
     Date occurs on a date when Borrower's Rating is BBB/Baa2 or higher but less than BBB+/Baa1, .70%; (d) for any LIBOR Rate whose Reset Date occurs on a date when Borrower's Rating is BBB+/Baa1 or higher but less than A-/A3, .575%; and (e) for any LIBOR Rate whose Reset Date occurs on a date when Borrower's Rating is A- /A3 or higher, .45%.

          b.   The definition of "Commitment" found in Section
1.1 of the Loan Agreement shall be amended to read as follows:

          "Commitment" means, during the Supplemental Commitment
     Period, One Hundred Fifty Million Dollars ($150,000,000) and, thereafter, One Hundred Million Dollars ($100,000,000).

          c.   The definition of "Gross Asset Value" found in
Section 1.1 of the Loan Agreement shall be amended to read as follows:

          "Gross Asset Value" means, with respect to any fiscal quarter: (a) the Stabilized Asset Value as of the end of such fiscal quarter, plus (b) the Development Asset Value as of the end of such fiscal quarter (c) plus unrestricted cash and Cash Equivalents (excluding tenant deposits) as of the end of such fiscal quarter, plus (d) during the Supplemental Commitment Period, the outstanding principal balance of any loans owing from the Joint Venture to Borrower up to a maximum of Fifty Million Dollars ($50,000,000).

          d. The definition of "Joint Venture" shall be added to Section 1.1 of the Loan Agreement to read as follows:

          "Joint Venture" has the meaning set forth in a side letter of even date herewith among the parties hereto.

          e. The definition of "Joint Venture Investor" shall be added to Section 1.1 of the Loan Agreement to read as follows:

          "Joint Venture Investor" has the meaning set forth in a side letter of even date herewith among the parties hereto.

          f.   The definition of "Qualifying Lease" found in
Section 1.1 of the Loan Agreement shall be amended to read as follows:

          "Qualifying Lease" means leases on a maximum of ten percent (10%) of the sum of (a) the number of existing Development Properties plus (b) the number of existing Stabilized Properties so long as such leases create legally enforceable, arms-length leasehold estates with terms of not less than 20 years, including, without limitation, leases on the Properties located in Solana Beach, California, and Hillcroft, Texas.

          g. The definition of "Revolving Loan Maturity Date" found in Section 1.1 of the Loan Agreement shall be amended to read as follows:

          "Revolving Loan Maturity Date" means September 30, 1999 or, if extended pursuant to Section 2.1(d), September 30, 2000.

          h. The definition of "Stabilized Asset Value" found in Section 1.1 of the Loan Agreement shall be amended to read as follows:

          "Stabilized Asset Value" means, with respect to any fiscal quarter of Borrower, Borrower's Pro Rata Share of the NOI for all Properties that were Stabilized Properties as of the end of such fiscal quarter multiplied by 4 and divided by a capitalization rate of 9.25% (adjusted for property acquisitions and dispositions).

          i. The definition of "Supplemental Commitment Period" shall be added to Section 1.1 of the Loan Agreement to read as follows:

          "Supplemental Commitment Period" means that period of time beginning on the date that each of the conditions to effectiveness set forth in Section 4 of the Fifth Amendment has been satisfied and ending on the earlier of October 31, 1998 or the date designated as the final day of the Supplemental Commitment Period in a written notice from Borrower to Agent (which notice shall be provided no later than two (2) Business Days prior to its effective date designated therein).

          j.   The definition of "Total Commitment" found in
Section 1.1 of the Loan Agreement shall be amended to read as follows:

          "Total Commitment" means the Commitment.

          k. The definition of "Unencumbered Property Value" found in Section 1.1 of the Loan Agreement shall be amended to read as follows:

          "Unencumbered Property Value" means, with respect to any fiscal quarter, Unencumbered Stabilized Asset
     Value as of the end of such fiscal quarter plus
     Unencumbered Development Asset Value as of such date plus unrestricted cash and Cash Equivalents as of such date, plus during the Supplemental Commitment Period, the outstanding principal balance of any loans owing from the Joint Venture to Borrower up to a maximum of Fifty Million Dollars ($50,000,000).

          l.   The definition of "Unencumbered Stabilized Asset
Value" shall be amended to read as follows:

          "Unencumbered Stabilized Asset Value" means, with respect to any fiscal quarter, Borrower's Pro Rata
     Share of the Unencumbered Stabilized NOI during such fiscal quarter multiplied by 4 and divided by a capitalization rate of 9.25% (adjusted for property acquisitions and dispositions).

     3.   Amendments to Loan Agreement.  Section 8.10 of the Loan
Agreement is hereby deleted in its entirety.

     4. Conditions to Effectiveness. Notwithstanding anything contained herein to the contrary, this Fifth Amendment shall not become effective until each of the following conditions is fully and simultaneously satisfied:

          (a)  Delivery of Amendment.  Borrower, Agent and each
Lender shall have executed and delivered counterparts of this Fifth Amendment to Agent.

          (b) Delivery of Notes. Borrower shall have executed and delivered to each Lender promissory notes in substantially the form of Exhibit A-1 through A-4 hereto evidencing such Lender's Pro Rata Share of the Commitment as increased by this Fifth Amendment (the "Replacement Notes").

          (c) Agency Letter. Borrower shall have delivered to Agent that certain agency letter to be executed in connection with this Fifth Amendment.

          (d) Corporate Authority. Agent shall have received such evidence of corporate authority and action as Agent shall request demonstrating that the execution, delivery and performance of this Fifth Amendment and the Replacement Notes (the "Amendment Documents") have been duly authorized by Borrower.

          (e) Legal Opinion. If requested by Agent, Agent shall have received a legal opinion from legal counsel to Borrower addressed to Agent and Lenders to the effect that: (i) Borrower is a Washington corporation duly organized and validly existing under the laws of the State of Washington; (ii) Borrower has the corporate power and authority to execute, deliver and perform this Amendment; (iii) the execution, delivery and performance by Borrower of this Amendment have been duly authorized by all necessary corporate action and do not require shareholder approval; (iv) the Amendment has been duly executed and delivered by Borrower; and (v) the Amendment constitutes the valid and binding obligation of Borrower, enforceable against Borrower in accordance with its terms subject to the standard exceptions regarding bankruptcy and equitable remedies.

          (f)  Consent of Guarantor.  Shurgard Texas Limited
Partnership, a Washington limited partnership, shall have executed the Guarantor's Consent attached hereto.

          (g) Other Documents. Agent and Lenders shall have received such other documents, instruments, and undertakings as Agent and such Lender may reasonably request.

     5. Representations and Warranties. Borrower hereby represents and warrants to Lenders and Agent that each of the representations and warranties set forth in Article 6 of the Loan Agreement is true and correct in each case as if made on and as of the date of this Fifth Amendment and Borrower expressly agrees that it shall be an additional Event of Default under the Loan Agreement if any representation or warranty made hereunder shall prove to have been incorrect in any material respect when made.

     6. No Further Amendment. Except as expressly modified by this Fifth Amendment, the Loan Agreement and the other Loan Documents shall remain unmodified and in full force and effect and the parties hereby ratify their respective obligations thereunder. Without limiting the foregoing, Borrower expressly reaffirms and ratifies its obligation to pay or reimburse Agent and Lenders on request for all reasonable expenses, including legal fees, actually incurred by Agent or such Lender in connection with the preparation of this Fifth Amendment, the other Amendment Documents, and the closing of the transactions contemplated hereby and thereby.

     7.   Consent to Joint Venture Transaction.

          (a) Formation of Joint Venture. Agent and Lenders acknowledge that Borrower has disclosed that it intends to form a wholly-owned subsidiary that will enter into a joint venture with the Joint Venture Investor or one of its affiliates under which Borrower's subsidiary (the "JV Subsidiary") will own a 10% interest in the Joint Venture and the Joint Venture Investor or its affiliate will own a 90% interest. Section 8.1 of the Loan Agreement provides that, without the consent of Agent (with the approval of Majority Banks), Borrower will not permit any Relevant Subsidiary to enter into a joint venture or partnership if such action would have a Material Adverse Effect. Based on the written materials regarding the proposed joint venture provided to Agent and Lenders prior to the date hereof (the joint venture described in such materials being referred to herein as the "Proposed Joint Venture"), Agent and Lenders, for purposes of
Section 8.1 of the Loan Agreement, consent to the the JV Subsidiary's participation in the Proposed Joint Venture including the transfer of properties by the JV Subsidiary contemplated thereby. Agent and Lenders acknowledge that, by virtue of on such consent, the Proposed Joint Venture is not prohibited by Section 8.1 whether or not it subsequently has a Material Adverse Effect on the JV Subsidiary. The properties to be transferred by the JV Subsidiary into the Proposed Joint Venture are referred to herein as the "Proposed JV Properties."
          (b) Transfer of Negative Pledge Properties. Agent and Lenders acknowledge that the Proposed JV Properties may first be transferred to the JV Subsidiary by Borrower or may be transferred by Borrower directly to the Joint Venture and that some or all of such properties may constitute Negative Pledge Properties. Agent and Lenders agree that (i) the procedures set forth in Section 4.2 of the Loan Agreement for the removal of Negative Pledge Properties shall not apply to Borrower's transfer of the Proposed JV Properties to the JV Subsidiary or to the Joint Venture as contemplated by the Proposed Joint Venture; and
(ii) in lieu of such procedures, Borrower may remove any Proposed JV Properties that are Negative Pledge Properties from such status solely by providing prior written notice to Agent identifying the Negative Pledge Properties being so removed.

     8.   Miscellaneous.

          (a) Entire Agreement. This Fifth Amendment and the other Amendment Documents comprise the entire agreement of the parties with respect to the subject matter hereof and supersedes all prior oral or written agreements, representations or commitments.

          (b) Counterparts. This Fifth Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original, and all of which taken together shall constitute one and the same Fifth Amendment.

          (c) Governing Law. This Fifth Amendment and the other agreements provided for herein and the rights and obligations of the parties hereto and thereto shall be construed and interpreted in accordance with the laws of the State of Washington.

          (d)  Oral Agreements Not Enforceable.

     ORAL AGREEMENTS OR ORAL COMMITMENTS TO LOAN MONEY,
     EXTEND CREDIT, OR TO FOREBEAR FROM ENFORCING REPAYMENT
     OF A DEBT ARE NOT ENFORCEABLE UNDER WASHINGTON LAW.

     IN WITNESS WHEREOF, the parties hereto have caused this Fifth Amendment to be executed by their respective officers or agents thereunto duly authorized as of the date first above written.

                              BORROWER:

                              SHURGARD STORAGE CENTERS, INC.


                              By /s/ Kristen Stred
                                ------------------
                              Its Senior Vice President
                                  ---------------------
                              Address:  1201 Third Avenue
                                        Suite 2200
                                        Seattle, WA   98101
                                        Attn:  Kristin Stred

                              Telephone:     (206) 624-8100
                              Telefax:       (206) 624-1645


                              LENDERS:

Pro Rata Share of
Total Commitment

From Closing until             BANK OF AMERICA NATIONAL TRUST
October 31, 1998:               AND SAVINGS ASSOCIATION
$45,450,000 30.3%
                              By /s/ Robert Peters
                                ------------------
After October 31, 1998:       Its Vice President
$30,300,000    30.3%             -----------------
                              Address:  Columbia Seafirst Center
                                        Floor 12
                                        701 Fifth Avenue
                                        Seattle, WA  98104
                                        Attn: Robert Peters
                                        Metropolitan Commercial
                                        Banking Division

                              Telephone:     (206) 358-3133
                              Telefax:       (206) 585-1794


From Closing until            KEYBANK NATIONAL ASSOCIATION
October 31, 1998:
$37,350,000 24.9%
                              By /s/ Kathleen Johanson
                                ----------------------
After October 31, 1998:       Its Vice President
$24,900,000 24.9%                 --------------------

                              Address:  700 Fifth Avenue
                                        Seattle, WA 98111
                                        Attn:  Kathleen Johanson

                              Telephone:     (206) 684-6308
                              Telefax:       (206) 684-6035

From Closing until            U.S. BANK NATIONAL ASSOCIATION
October 31, 1998:
$37,350,000 24.9%
                              By /s/ Miles Silverthorn
                                 ---------------------
After October 31, 1998:       Its Vice President
$24,900,000 24.9%                 --------------------

                              Address:  1420 Fifth Avenue,
                                        Floor 11, WWH733
                                        Seattle, WA  98101
                                        Attn:  Miles Silverthorn

                              Telephone:     (206) 344-4278
                              Telefax:       (206) 344-2332

From Closing until            LASALLE NATIONAL BANK
October 31, 1998:
$29,850,000   19.9%

After October 31, 1998:       By /s/ Brian Greenblatt
$19,900,000   19.9%             ---------------------
                              Its First Vice President
                              ------------------------
                              Address:  135 South LaSalle Street
                                        Chicago, Illinois 60603
                                        Attn:  Brian Greenblatt

                              Telephone:     (312) 904-6346
                              Telefax:       (312) 904-6469


                              AGENT:

                              BANK OF AMERICA NATIONAL TRUST AND
                              SAVINGS ASSOCIATION


                               By /s/ Dora Brown
                                 ---------------
                               Its A.V.P.
                                  ---------------
                                Address:  Bank of America National Trust
                                          and Savings Association d/b/a
                                          Seafirst Bank
                                          701 Fifth Ave., Floor 16
                                          Seattle, WA  98124
                                          Attn: Seafirst Agency Services

                                 Telephone:     (206) 358-0101
                                 Telefax:       (206) 358-0971

                      GUARANTOR'S CONSENT

     Shurgard Texas Limited Partnership, a Washington limited partnership (the "Guarantor"), is a guarantor of the indebtedness, liabilities and obligations of Shurgard Storage Centers, Inc., a Washington corporation (the "Borrower"), under the Amended and Restated Loan Agreement and the Replacement Notes referred to in the within and foregoing Fifth Amendment to Amended and Restated Loan Agreement (the "Fifth Amendment") and the other Loan Documents described in the Loan Agreement. The Guarantor hereby acknowledges that it has received a copy of the Fifth Amendment and hereby consents to its contents, including all prior and current amendments to the Loan Agreement, the Replacement Notes and the other Loan Documents described therein (notwithstanding that such consent is not required). The Guarantor hereby confirms that its guarantee of the obligations of Borrower remains in full force and effect, and that the obligations of Borrower under the Loan Documents shall include the obligations of Borrower under the Loan Documents as amended by the Fifth Amendment.

GUARANTOR:               SHURGARD TEXAS LIMITED PARTNERSHIP,
                         a Washington limited partnership

                         By: Shurgard Storage Centers, Inc., a Washington corporation, its General Partner


                              By /s/ Harrell Beck
                                -----------------
                             Its Chief Financial Officer
                                ------------------------

                          EXHIBIT A-1
                      (To Fifth Amendment)

                   REVOLVING PROMISSORY NOTE



$45,450,000                                 Date:  May 1, 1998


     FOR VALUE RECEIVED, the undersigned SHURGARD STORAGE CENTERS, INC., a Washington corporation ("Borrower"), hereby promises to pay to the order of BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION, doing business as Seafirst Bank ("Lender"), the unpaid principal balance of all Revolving Loans evidenced by this Note in a maximum amount not to exceed Forty Five Million Four Hundred Fifty Thousand Dollars ($45,450,000), together with interest thereon from the date advanced until due as hereinafter provided. This Note is one of the Revolving Notes issued by the Borrower pursuant to that certain Amended and Restated Loan Agreement of even date herewith (as the same may be amended, renewed, modified or supplemented from time to time, the "Loan Agreement"), by and among Lender, KeyBank National Association, U.S. Bank National Association, and LaSalle National Bank, as Lenders, Bank of America National Trust and Savings Association, doing business as Seafirst Bank, as Agent for the Lenders, and Borrower. Capitalized terms not otherwise defined in this Note shall have the meanings set forth in the Loan Agreement.

     Borrower further agrees as follows:

     9. This Note evidences a revolving line of credit to Borrower from Lender and, subject to the terms and conditions of the Loan Agreement, Borrower may borrow, repay and reborrow up to the maximum principal amount of Forty Five Million Four Hundred Fifty Thousand Dollars ($45,450,000), at any time on or before the Revolving Loan Maturity Date.

     10. Borrower shall repay the principal balance of the Revolving Loans evidenced hereby on or before the Revolving Loan
Maturity Date.

     11. Interest shall accrue on the unpaid principal balance of all Revolving Loans evidenced by this Note from the date hereof until due at a per annum rate equal to the Applicable Interest Rate, and if default shall occur in the payment when due of principal of any such Loan, from maturity until it is paid in full at a per annum rate equal to three percent (3%) above the Prime Rate (changing as the Prime Rate changes). Notwithstanding anything herein to the contrary, in no event shall interest accrue at a rate which exceeds the maximum rate permitted by applicable law. Accrued but unpaid interest shall be payable on dates set forth in Section 2.5(a) of the Loan Agreement.

     12. The unpaid principal balance shall be the total amount advanced hereunder, less the amount of the principal payments made hereon. This Note is given to avoid the execution of an individual note for each Revolving Loan by Lender to Borrower.

     13. All payments of principal and of interest on this Note shall be made to the Agent at its Commercial Loan Processing
Center, in U.S. Dollars, as provided in Section 2.7(a) of the Loan Agreement.

     14. Each maker, surety, guarantor and endorser of this Note expressly waives all notices, demands for payment, presentations for payment, notices of intention to accelerate the maturity, protest and notice of protest as to this Note.

     15. In the event this Note is placed in the hands of an attorney for collection, or suit is brought on the same, or the same is collected through bankruptcy or other judicial proceedings, then Borrower agrees and promises to pay reasonable attorney's fees and collection costs, including all out-of-pocket expenses incurred by Agent or Lenders.

     16. Moneys received from or for account of the Borrower shall be applied in accordance with the terms of the Loan
Agreement.

     17. Upon the occurrence of an Event of Default, the entire remaining unpaid balance of the principal and interest may, in accordance with Section 9.2 of the Loan Agreement, be declared to be immediately due and payable.

     10. This Note is issued in connection with and is subject to the terms of the Loan Agreement. This Note is secured by the Deeds of Trust unless and until the Deeds of Trust are released in accordance with the Loan Agreement.

     11.  This Note amends, restates and continues that certain
Revolving Promissory Note made by Borrower in favor of Lender dated as of September 9, 1996.


                              SHURGARD STORAGE CENTERS, INC.


                              By/s/ Harrell Beck
                                ----------------
                              Its Chief Financial Officer
                                  -----------------------

                          EXHIBIT A-2
                      (To Fifth Amendment)

     REVOLVING PROMISSORY NOTE



$37,350,000                                 Date:  May 1, 1998



     FOR VALUE RECEIVED, the undersigned SHURGARD STORAGE CENTERS, INC., a Washington corporation ("Borrower"), hereby promises to pay to the order of KEYBANK NATIONAL ASSOCIATION ("Lender") the unpaid principal balance of all Revolving Loans evidenced by this Note in a maximum amount not to exceed Thirty-seven Million Three Hundred Fifty Thousand Dollars ($37,350,000), together with interest thereon from the date advanced until due as hereinafter provided. This Note is one of the Revolving Notes issued by the Borrower pursuant to that certain Amended and Restated Loan Agreement of even date herewith (as the same may be amended, renewed, modified or supplemented from time to time, the "Loan Agreement"), by and among Lender, Bank of America National Trust and Savings Association, doing business as Seafirst Bank, U.S. Bank National Association, and LaSalle National Bank, as Lenders, Bank of America National Trust and Savings Association, doing business as Seafirst Bank, as Agent for the Lenders, and Borrower. Capitalized terms not otherwise defined in this Note shall have the meanings set forth in the Loan Agreement.

     Borrower further agrees as follows:

     1. This Note evidences a revolving line of credit to Borrower from Lender and, subject to the terms and conditions of the Loan Agreement, Borrower may borrow, repay and reborrow up to the maximum principal amount of Thirty-seven Million Three Hundred Fifty Thousand Dollars ($37,350,000), at any time on or before the Revolving Loan Maturity Date.

     2. Borrower shall repay the principal balance of the Revolving Loans evidenced hereby on or before the Revolving Loan
Maturity Date.

     3. Interest shall accrue on the unpaid principal balance of all Revolving Loans evidenced by this Note from the date hereof until due at a per annum rate equal to the Applicable Interest Rate, and if default shall occur in the payment when due of principal of any such Loan, from maturity until it is paid in full at a per annum rate equal to three percent (3%) above the Prime Rate (changing as the Prime Rate changes). Notwithstanding anything herein to the contrary, in no event shall interest accrue at a rate which exceeds the maximum rate permitted by applicable law. Accrued but unpaid interest shall be payable on dates set forth in Section 2.5(a) of the Loan Agreement.

     4. The unpaid principal balance shall be the total amount advanced hereunder, less the amount of the principal payments made hereon. This Note is given to avoid the execution of an individual note for each Revolving Loan by Lender to Borrower.

     5. All payments of principal and of interest on this Note shall be made to the Agent at its Commercial Loan Processing
Center, in U.S. Dollars, as provided in Section 2.7(a) of the Loan Agreement.

     6. Each maker, surety, guarantor and endorser of this Note expressly waives all notices, demands for payment, presentations for payment, notices of intention to accelerate the maturity, protest and notice of protest as to this Note.

     7. In the event this Note is placed in the hands of an attorney for collection, or suit is brought on the same, or the same is collected through bankruptcy or other judicial proceedings, then Borrower agrees and promises to pay reasonable attorney's fees and collection costs, including all out-of-pocket expenses incurred by Agent or Lenders.

     8. Moneys received from or for account of the Borrower shall be applied in accordance with the terms of the Loan
Agreement.

     9. Upon the occurrence of an Event of Default, the entire remaining unpaid balance of the principal and interest may, in accordance with Section 9.2 of the Loan Agreement, be declared to be immediately due and payable.

     10. This Note is issued in connection with and is subject to the terms of the Loan Agreement. This Note is secured by the Deeds of Trust unless and until the Deeds of Trust are released in accordance with the Loan Agreement.

     11.  This Note amends, restates and continues that certain
Revolving Promissory Note made by Borrower in favor of Lender dated as of September 9, 1996.


                              SHURGARD STORAGE CENTERS, INC.


                              By/s/ Harrell Beck
                               ------------------
                              Its Chief Financial Officer
                                 -------------------------

                          EXHIBIT A-3
                      (To Fifth Amendment)

                   REVOLVING PROMISSORY NOTE



$37,350,000                                 Date:  May 1, 1998



     FOR VALUE RECEIVED, the undersigned SHURGARD STORAGE CENTERS, INC., a Washington corporation ("Borrower"), hereby promises to pay to the order of U.S. BANK NATIONAL ASSOCIATION ("Lender") the unpaid principal balance of all Revolving Loans evidenced by this Note in a maximum amount not to exceed Thirty-seven Million Three Hundred Fifty Thousand Dollars ($37,350,000), together with interest thereon from the date advanced until due as hereinafter provided. This Note is one of the Revolving Notes issued by the Borrower pursuant to that certain Amended and Restated Loan Agreement of even date herewith (as the same may be amended, renewed, modified or supplemented from time to time, the "Loan Agreement"), by and among Lender, Bank of America National Trust and Savings Association, doing business as Seafirst Bank, KeyBank National Association, and LaSalle National Bank, as Lenders, Bank of America National Trust and Savings Association, doing business as Seafirst Bank, as Agent for the Lenders, and Borrower. Capitalized terms not otherwise defined in this Note shall have the meanings set forth in the Loan Agreement.

     Borrower further agrees as follows:

     1. This Note evidences a revolving line of credit to Borrower from Lender and, subject to the terms and conditions of the Loan Agreement, Borrower may borrow, repay and reborrow up to the maximum principal amount of Thirty-seven Million Three Hundred Fifty Thousand Dollars ($37,350,000), at any time on or before the Revolving Loan Maturity Date.

     2. Borrower shall repay the principal balance of the Revolving Loans evidenced hereby on or before the Revolving Loan
Maturity Date.

     3. Interest shall accrue on the unpaid principal balance of all Revolving Loans evidenced by this Note from the date hereof until due at a per annum rate equal to the Applicable Interest Rate, and if default shall occur in the payment when due of principal of any such Loan, from maturity until it is paid in full at a per annum rate equal to three percent (3%) above the Prime Rate (changing as the Prime Rate changes). Notwithstanding anything herein to the contrary, in no event shall interest accrue at a rate which exceeds the maximum rate permitted by applicable law. Accrued but unpaid interest shall be payable on dates set forth in Section 2.5(a) of the Loan Agreement.

     4. The unpaid principal balance shall be the total amount advanced hereunder, less the amount of the principal payments made hereon. This Note is given to avoid the execution of an individual note for each Revolving Loan by Lender to Borrower.

     5. All payments of principal and of interest on this Note shall be made to the Agent at its Commercial Loan Processing
Center, in U.S. Dollars, as provided in Section 2.7(a) of the Loan Agreement.

     6. Each maker, surety, guarantor and endorser of this Note expressly waives all notices, demands for payment, presentations for payment, notices of intention to accelerate the maturity, protest and notice of protest as to this Note.

     7. In the event this Note is placed in the hands of an attorney for collection, or suit is brought on the same, or the same is collected through bankruptcy or other judicial proceedings, then Borrower agrees and promises to pay reasonable attorney's fees and collection costs, including all out-of-pocket expenses incurred by Agent or Lenders.

     8. Moneys received from or for account of the Borrower shall be applied in accordance with the terms of the Loan
Agreement.

     9. Upon the occurrence of an Event of Default, the entire remaining unpaid balance of the principal and interest may, in accordance with Section 9.2 of the Loan Agreement, be declared to be immediately due and payable.

     10. This Note is issued in connection with and is subject to the terms of the Loan Agreement. This Note is secured by the Deeds of Trust unless and until the Deeds of Trust are released in accordance with the Loan Agreement.

     11.  This Note amends, restates and continues that certain
Revolving Promissory Note made by Borrower in favor of Lender dated as of September 9, 1996.


                              SHURGARD STORAGE CENTERS, INC.


                              By/s/ Harrell Beck
                                ----------------
                              Its Chief Financial Officer


                          EXHIBIT A-4
                      (To Fifth Amendment)

                   REVOLVING PROMISSORY NOTE



$29,850,000                                 Date:  May 1, 1998



     FOR VALUE RECEIVED, the undersigned SHURGARD STORAGE CENTERS, INC., a Washington corporation ("Borrower"), hereby promises to pay to the order of LASALLE NATIONAL BANK ("Lender") the unpaid principal balance of all Revolving Loans evidenced by this Note in a maximum amount not to exceed Twenty-nine Million, Eighth Hundred Fifty Thousand Dollars ($29,850,000), together with interest thereon from the date advanced until due as hereinafter provided. This Note is one of the Revolving Notes issued by the Borrower pursuant to that certain Amended and Restated Loan Agreement of even date herewith (as the same may be amended, renewed, modified or supplemented from time to time, the "Loan Agreement"), by and among Lender, Bank of America National Trust and Savings Association, doing business as Seafirst Bank, KeyBank National Association, and U.S. Bank National Association, as Lenders, Bank of America National Trust and Savings Association, doing business as Seafirst Bank, as Agent for the Lenders, and Borrower. Capitalized terms not otherwise defined in this Note shall have the meanings set forth in the Loan Agreement.

     Borrower further agrees as follows:

     1. This Note evidences a revolving line of credit to Borrower from Lender and, subject to the terms and conditions of the Loan Agreement, Borrower may borrow, repay and reborrow up to the maximum principal amount of Twenty-nine Million Eight Hundred Fifty Thousand Dollars ($29,850,000), at any time on or before the Revolving Loan Maturity Date.

     2. Borrower shall repay the principal balance of the Revolving Loans evidenced hereby on or before the Revolving Loan
Maturity Date.

     3. Interest shall accrue on the unpaid principal balance of all Revolving Loans evidenced by this Note from the date hereof until due at a per annum rate equal to the Applicable Interest Rate, and if default shall occur in the payment when due of principal of any such Loan, from maturity until it is paid in full at a per annum rate equal to three percent (3%) above the Prime Rate (changing as the Prime Rate changes). Notwithstanding anything herein to the contrary, in no event shall interest accrue at a rate which exceeds the maximum rate permitted by applicable law. Accrued but unpaid interest shall be payable on dates set forth in Section 2.5(a) of the Loan Agreement.

     4. The unpaid principal balance shall be the total amount advanced hereunder, less the amount of the principal payments made hereon. This Note is given to avoid the execution of an individual note for each Revolving Loan by Lender to Borrower.

     5. All payments of principal and of interest on this Note shall be made to the Agent at its Commercial Loan Processing
Center, in U.S. Dollars, as provided in Section 2.7(a) of the Loan Agreement.

     6. Each maker, surety, guarantor and endorser of this Note expressly waives all notices, demands for payment, presentations for payment, notices of intention to accelerate the maturity, protest and notice of protest as to this Note.

     7. In the event this Note is placed in the hands of an attorney for collection, or suit is brought on the same, or the same is collected through bankruptcy or other judicial proceedings, then Borrower agrees and promises to pay reasonable attorney's fees and collection costs, including all out-of-pocket expenses incurred by Agent or Lenders.

     8. Moneys received from or for account of the Borrower shall be applied in accordance with the terms of the Loan
Agreement.

     9. Upon the occurrence of an Event of Default, the entire remaining unpaid balance of the principal and interest may, in accordance with Section 9.2 of the Loan Agreement, be declared to be immediately due and payable.

     10. This Note is issued in connection with and is subject to the terms of the Loan Agreement. This Note is secured by the Deeds of Trust unless and until the Deeds of Trust are released in accordance with the Loan Agreement.

     11.  This Note amends, restates and continues that certain
Revolving Promissory Note made by Borrower in favor of Lender dated as of September 9, 1996.


                              SHURGARD STORAGE CENTERS, INC.


                              By/s/ Harrell Beck
                                ----------------
                              Its Chief Financial Officer
                                 ------------------------